SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   April 25, 2002

WASHINGTON MUTUAL, INC.
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	1-14667 (Commission File Number)	91-1653725 (I.R.S. Employer Identification No.)

1201 Third Avenue
Seattle, Washington 98101
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code:    (206) 461-2000

Item 9.  Regulation FD Disclosure.

     On April 25, 2002, Kerry K. Killinger, Chairman, President and Chief Executive Officer of Washington Mutual, Inc. will make the following presentation at the UBS Warburg Global Financial Services Conference:

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

WASHINGTON MUTUAL, INC.

/s/ Fay L. Chapman

By: Fay L. Chapman Senior Executive Vice President

Date:  April 24, 2002

Washington Mutual

CORPORATE OVERVIEW

UBS Warburg Global Financial Services Conference

Kerry Killinger

Chairman, President & CEO

April 25, 2002

Forward-Looking Statements

"This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this document, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business-Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K which include: changes in general business and economic conditions that may significantly affect our earnings; the risk of our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk of our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the concentration of operations in California adversely affecting our operating results if the California economy or real estate market declines; competition from other financial services companies in all our markets; changes in the regulation of financial services companies could adversely affect our business.

Business Line Financial Information

Business line financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, loan loss provisions and certain overhead items.

CORPORATE OVERVIEW

WM Profile

- Mission
  - To be one of the nation's premier financial services companies
- Leading consumer banking franchise
- Leading residential lending franchise
- Nation's 6th-largest banking institution(a)
- A leading residential lender and residential servicer(b)

(a) Source: SNL Securities and earnings releases of publicly held banking and thrift institutions based on total assets as of 3/31/02
(b) Source: Inside Mortgage Finance as of 12/31/01

WM Profile
Broad Business Lines

- Banking and Financial Services
  - Consumer Banking
  - Financial Services
  - Business Banking
- Home Loans and Insurance Services
  - Mortgage Banking
    - Servicing
    - Originations
  - Insurance Services
- Specialty Finance
  - Multi-family Lending
  - Consumer Finance

WM Profile
Net Income by Business Line


Banking and
Financial Services
31%
Specialty Finance
12%
Home Loans and
Insurance
Services
43%
Corporate
Support/Treasury
and Other
14%
2001

WM Profile
Unique Business Model

- Hybrid banking/mortgage-lending strategy generates strong profitability throughout interest rate cycle
- Lower credit risk profile than commercial banking peers
- Double-digit growth of banking fees regardless of interest rate environment
- Relatively small, but growing Specialty Finance unit augments with higher margin assets

WM Profile
Diversifying Revenues

	Declining Interest Rates	Rising Interest Rates
Net Interest Margin	↑	↓
Adjustable-Rate Mortgages	↓	↑
Gain from Mortgage Loans	↑	↓
Loan Servicing Income	↓	↑
Depositor and Other Retail Banking Fees	↑	↑

Creating a Powerful National Franchise
Banking and Financial Services

- Broad product line to serve individuals and small- to mid-sized business customers
- Key driver of new household growth
- Offers personal service as a key competitive differentiator
- Offers wide range of investment products including mutual funds, variable and fixed-rate annuities and securities

CORPORATE OVERVIEW

Creating a Powerful National Franchise
Banking and Financial Services

- Expanded market presence in Nevada, Arizona, Texas, Georgia, New York and New Jersey
- Added more than 2.2 million[(a)] net new checking accounts
- Grew consumer loan portfolio by $9.1 billion[(a)] or 108%
- Increased deposits by $47.9 billion[(a)] or 59%
- #1 recognized banking brand in major metropolitan markets served[(b)]

(a) From 12/31/99 to 3/31/02
(b) Source: Internal survey, October 2001

Creating a Powerful National Franchise

Banking and Financial Services

- Diverse distribution network*
  - 1,415 retail branches
  - 2,008 ATMs
  - Telephone Banking Call Centers
  - PC Banking
  - 571 financial consultants
  - 54 Business Banking offices


Consumer bank locations

* As of 3/31/02

CORPORATE OVERVIEW

Creating a Powerful National Franchise
Home Loans and Insurance Services

- Leading residential lender[a][b]
  - SFR loan volume of $175.5 billion in 2001 and 59.2 billion in Q1 '02
  - Balanced distribution channels
  - Diversified geographically
- Nation's leading residential servicer [c]
  - Serviced 6.5 million borrowers at 3/31/02[d]
  - Portfolio balance of $739 billion at 3/31/02[d][e]
- Created the #1 recognized mortgage lending brand[f]
- Platform for extending customer relationships

(a) Source: Inside Mortgage Finance for 2001, which includes all single family residential mortgage originations of The PNC Financial Services Group, Inc., Bank United, and FleetBoston Financial Corp from 1/01/01
(b) Includes single family residential mortgage originations of WM Finance
(c) Source: Inside Mortgage Finance as of 12/31/01
(d) Totals include loans being subserviced of $171 billion
(e) Includes SFR servicing from WM Finance
(f) Source: Independent study, TRD Frameworks, Inc. as of December 2001

Creating a Powerful National Franchise
Home Loans and Insurance Services

- Diversity and strength as mortgage bank and portfolio lender
  - Spread income from loans held in portfolio
  - Gain on sale of loans and mortgage-backed securities
  - Loan servicing income and insurance income

Creating a Powerful National Franchise
Home Loans and Insurance Services


Home loan locations

- Nationwide presence*
  - 378 retail offices in 39 states
  - 36 prime wholesale loan centers
  - 58 subprime wholesale loan centers
  - Internet: www.wamuhomeloans.com
  - 4 Call centers

* As of 3/31/01

Creating a Powerful National Franchise
Specialty Finance

- Multi-family Lending
  - Leading multi-family lender in the Western U.S.
- Consumer Finance
  - Makes direct consumer installment loans, including real estate secured loans, and purchases retail installment contracts form retail establishments
  - 461 offices in 25 states - primarily in the southeastern and southwestern U.S.
  - Strong credit risk management record

Five-Year Plan: 2000-2004

- Achieve financial targets reflective of top-quartile performance
- Diversify revenues by increasing noninterest income as a percentage of total income
- Improve operating efficiency
- Gradually remix the balance sheet to decrease proportion of prime residential loans and MBS and increase transaction accounts
- Carefully manage credit risk throughout the five-year economic cycle
- Effectively deploy capital toward balance sheet growth, selective acquisitions and share repurchase

Five-Year Plan: 2000-2004
Achieve Financial Targets

	Q1 2002 Results	Targets 2000-2004
Return on average common equity	20.68%	>20.00%
EPS growth	28.95[a]	>13.00
Efficiency ratio	46.96[b]	<45.00
NPA/Total assets	1.01[c]	<1.00
Common equity/total assets	6.80[c][d]	>5.00
Estimated total risk-based capital	11.88[c][d][e]	>11.00

(a) Increase in earnings per share from 1/1/02 through 3/31/02 over 1/1/01 through 3/31/01
(b) Excludes amortization of goodwill and other intangible assets, but includes extraordinary item
(c) As of 3/31/02
(d) Excludes unrealized net gain/loss on available-for-sale securities and derivatives
(e) Estimate of what WMI's total risk-based capital would be if it were a bank holding company that complies with the Federal Reserve Board capital requirements

Acquisition Update

	Transaction Closed	Systems Conversion
HomeSide Lending, Inc.	✓	n/a
Dime Bancorp, Inc.	✓	Q2 2002
NAMC[(a)]	✓	Q4 2002
Fleet Mortgage Corp.	✓	✓
Bank United Corp.	✓	✓
PNC[(b)]	✓	✓

(a) North American Mortgage Company, a subsidiary of Dime Bancorp, Inc.
(b) The mortgage operations of The PNC Financial Services Group, Inc.

Creating Shareholder Value

EPS Growth[(a)]


American Acquisition
Great Western Acquisition
Ahmanson Acquisition
Bank United and PNC(c) Acquisitions
Fleet Mortgage Acquisition
Dime and HomeSide Acquisitions
$0.33
$0.34
$0.34
$0.43
$0.41
$0.43
$0.37
$0.42
$0.46
$0.49
$0.51
$0.49
$0.53
$0.55
$0.56
$0.55
$0.55
$0.61
$0.57
$0.62
$0.76
$0.91
$0.94
$0.97
$0.98
CAGR:(b) 20%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
1996
1997
1998
1999
2000
2001
2002

(a) Excludes SAIF assessment in Q3 1996 and transaction-related charges (all applicable periods); includes acquired companies only after date of merger
(b) CAGR calculated from Q1 1996 through Q1 2002
(c) PNC acquisition refers to the acquisition of the mortgage operations of The PNC Financial Services Group, Inc.

Creating Shareholder Value

Cumulative Value of Investments[(a)]


$1,500
$1,000
$500
$0
WM
S&P 500 Bank Index
S&P 500 Index
CAGR:(b) 25%
$1,410
$459
$440
3/31/90
12/31/90
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
3/31/02

(a) Assumes an initial investment of $100 at 3/31/90 and reinvestment of dividends since 3/31/90 when current management team was formed.
(b) CAGR calculated from 3/31/90 through 3/31/02
Source: Bloomberg

CORPORATE OVERVIEW

Characteristics of High Performing Companies

- Above average EPS growth over long term
- Above average return on common equity
- Market leadership with barriers to entry in key businesses
- Strong intangible assets

WaMu - A High Performing Company

- Above average EPS growth (CAGR) over long term
  - WaMu EPS growth has averaged 20%[a] since Q1 '96 versus (8%) for the S&P 500[b]
- Return on common equity
  - WaMu ROCE has averaged 22% since the beginning of 2000 through Q1 2002 versus 15% for the S&P 500 Bank Index [c]
- Market leadership
  - Fast growth banking franchise with strategy to penetrate additional large, metropolitan markets
  - Leading mortgage lender and servicer
  - Creating a leading multi-family origination and servicing platform

(a) Calculated using quarterly EPS as originally reported from Q1 '96 to Q1 '02; excludes SAIF assessment in Q3 '96 and transaction-related charges (all applicable periods); includes acquired companies only after date of merger
(b) Historical EPS growth rate calculated from Q1 '96 to Q4 '01 using quarterly EPS for each period ending
Source: Standard and Poor's
(c) Company data from Bloomberg

WaMu - A High Performing Company
Strong Intangibles

- Leading innovator in key businesses
- Proven ability to create long-term shareholder value
- Deep senior management bench
- Track record of successful acquisition integrations
- #1 recognized mortgage brand nationally[a]
- Most recognized brand in key banking footprint states[b]

(a) Source: Independent study, TRD Frameworks, Inc. as of December 2001
(b) Source: Internal survey, October 2001

Building A National Brand


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Strong Brand Recognition

- Coca Cola - #1 Global Brand*
- Nike
- Federal Express
- Starbucks
- The Gap

* BusinessWeek, August 6, 2001

Building A National Brand

Capturing the Broad Middle Market



Building A National Brand

Great value with friendly service for everyone

Television Ads

Building A National Brand
Occasio


Washington
Welcome

- Customer centric rather than bank centric
- Innovations
  - "Teller towers" eliminate barriers and facilitate interaction between customers and employees
  - Internet access at each branch
  - Concierge/pagers eliminate lines
  - Retail store brings brand to life
  - Kid's area makes visits more inviting

Building A National Brand
Occasio

- First Market: Las Vegas - opened Q2 2000
  Second Market: Phoenix - opened Q1 2001
  Third Market: Atlanta - opened Q4 2001
  Fourth Market: NY - opening Q2 2002
  Fifth Market: Denver - opening Q4 2002
- Standardized design enhanced customer receptivity and will be used to retrofit current markets and for market expansion

CORPORATE OVERVIEW

Washington Mutual